UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 13, 2024

ADC Therapeutics SA

(Exact Name of Registrant as Specified in Its Charter)

Switzerland (State or Other Jurisdiction of Incorporation)	001-39071 (Commission File Number)	N/A (IRS Employer Identification Number)

Biopôle Route de la Corniche 3B 1066 Epalinges Switzerland (Address of Principal Executive Offices) (Zip Code)	+41 21 653 02 00 (Registrant’s Telephone Number)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Shares, par value CHF 0.08 per share	ADCT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 C.F.R. §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 C.F.R. §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

ADC Therapeutics SA (the “Company”) held its 2024 annual general meeting of shareholders (the “Annual Meeting”) on June 13, 2024. The Company previously filed with the Securities and Exchange Commission a definitive proxy statement and related materials pertaining to the Annual Meeting, which describe in detail each proposal submitted to shareholders at the Annual Meeting. All proposals submitted to the shareholders at the Annual Meeting were approved. The final results for the votes regarding each proposal are set forth below.

Proposal #1: Approving the management report, annual financial statements and consolidated financial statements

The shareholders approved the management report, the annual financial statements and the consolidated financial statements for the year ended December 31, 2023 and acknowledged the auditors’ report for the year ended December 31, 2023. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
25,259,443	99,541	30,751	—

Proposal #2: Approving, on an advisory basis under Swiss law, the compensation report

The shareholders approved, in a non-binding advisory vote, the compensation report for the year ended December 31, 2023. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
23,542,524	1,311,228	222,031	313,952

Proposal #3: Discharging the members of the board of directors and the executive committee from liability

The shareholders approved that the members of the board of directors and the executive committee be discharged from liability for the year ended December 31, 2023. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
23,609,354	274,540	224,244	313,952

Proposal #4: Approving the appropriation of the financial results

The shareholders approved that the net loss for the year ended December 31, 2023 be carried forward. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
25,149,920	111,489	128,326	—

Proposal #5: Reelecting directors

The shareholders reelected the following directors for a one-year term, beginning as of the Annual Meeting and ending at the closing of the 2025 annual general meeting of shareholders. The voting results were as follows:

NAME	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Ron Squarer	24,277,663	775,112	23,008	313,952
Robert Azelby	24,302,313	750,383	23,087	313,952
Jean-Pierre Bizzari	24,309,981	738,092	27,710	313,952
Peter Hug	24,252,520	800,276	22,987	313,952
Ameet Mallik	24,896,547	156,453	22,783	313,952
Viviane Monges	24,311,743	740,942	23,098	313,952
Thomas Pfisterer	24,320,712	727,325	27,746	313,952
Tyrell Rivers	24,316,730	736,030	23,023	313,952
Victor Sandor	24,325,195	727,665	22,923	313,952

Proposal #6: Reelecting compensation committee members

The shareholders reelected the following members of the compensation committee for a one-year term, beginning as of the Annual Meeting and ending at the closing of the 2025 annual general meeting of shareholders. The voting results were as follows:

NAME	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Robert Azelby	24,131,511	734,013	210,259	313,952
Peter Hug	23,350,377	1,513,302	212,104	313,952
Victor Sandor	24,129,240	737,600	208,943	313,952

Proposal #7: Reelecting the Independent Proxy

The shareholders reelected PHC Notaires, in Lausanne, Switzerland, as the Independent Proxy for a one-year term, beginning as of the Annual Meeting and ending at the closing of the 2025 annual general meeting of shareholders. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
25,061,456	112,060	216,219	—

Proposal #8: Reelecting the auditors

The shareholders reelected PricewaterhouseCoopers SA as the statutory auditor and independent registered public accounting firm for the year ending December 31, 2024. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
25,250,094	113,399	26,242	—

Proposal #9: Approving, on a binding basis under Swiss law, the compensation of the board of directors and the executive committee

The shareholders approved, on a binding basis under Swiss law, that (i) the maximum aggregate amount of compensation for the members of the board of directors for the period between the Annual Meeting and the 2025 annual general meeting of shareholders be set at $2,000,000 (Proposal #9a), (ii) the maximum aggregate amount of fixed compensation for the members of the executive committee for the year ending December 31, 2025 be set at $3,000,000 (Proposal #9b) and (iii) the maximum aggregate amount of variable compensation for the members of the executive committee for the year ending December 31, 2024 be set at $10,000,000 (Proposal #9c). The voting results were as follows:

PROPOSAL	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
#9a	22,801,158	2,224,655	49,970	313,952
#9b	23,867,618	1,157,160	51,005	313,952
#9c	22,634,772	2,391,647	49,364	313,952

Proposal #10: Approving, on an advisory basis under U.S. law, the compensation paid to the named executive officers

The shareholders approved, on an advisory basis under U.S. law, the compensation of the Company’s named executive officers, as disclosed in “Executive Compensation” and the related compensation tables and narrative disclosure in the proxy statement. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
23,325,675	1,710,684	39,424	313,952

Proposal #11: Approving, on an advisory basis under U.S. law, the frequency of future votes on the compensation paid to the named executive officers

The shareholders recommended, on an advisory basis under U.S. law, that future advisory votes on named executive compensation be held each year. The voting results were as follows:

ONE-YEAR	TWO-YEARS	THREE-YEARS	ABSTAIN	BROKER NON-VOTES
24,693,996	174,754	48,561	158,472	313,952

The Company has decided, going forward, to include a non-binding advisory vote on the compensation paid to the named executive officers each year, consistent with the board of director’s recommendation to shareholders.

Proposal #12: Approving amendments to the articles of association

The shareholders approved (i) amendments to the Company’s articles of association relating to shares, shareholder rights and general meetings (Proposal #12a), (ii) amendments to the Company’s articles of association regarding the deadline for submitting agenda items (Proposal #12b), (iii) amendments to the Company’s articles of association relating to board of directors, compensation and related matters (Proposal #12c), (iv) amendments to the Company’s articles of association for conditional share capital flexibility (Proposal #12d), (v) amendments to the Company’s articles of association to permit shareholder meetings outside Switzerland and hybrid and virtual shareholder meetings (Proposal #12e) and (vi) amendments to the Company’s articles of association relating to the jurisdiction of Swiss courts (Proposal #12f). The voting results were as follows:

PROPOSAL	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
#12a	24,689,665	136,223	249,895	313,952
#12b	24,689,878	141,784	244,121	313,952
#12c	24,629,571	297,699	148,513	313,952
#12d	24,698,680	352,673	24,430	313,952
#12e	24,740,245	313,240	22,298	313,952
#12f	23,656,420	1,294,457	124,906	313,952

The amendments to the Company’s articles of association became effective upon their approval at the Annual Meeting. A copy of the Company’s current articles of association is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Articles of Association of ADC Therapeutics SA
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADC Therapeutics SA
Date: June 14, 2024
	By:	/s/ Peter J. Graham
	Name:	Peter J. Graham
	Title:	Chief Legal Officer